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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        9/18/1997
                                                 -----------------------


                         WELLPOINT HEALTH NETWORKS INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    001-13803                95-4635504
----------------------------        -------------          ------------------
(State or Other Jurisdiction         (Commission             (IRS Employer
     of Incorporation)               File Number)          Identification No.)


21555 Oxnard Street, Woodland Hills, California               91367
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   (Address of Principal Executive Offices)                 (Zip Code)


      Registrant's telephone number, including area code   (818) 703-4000
                                                         --------------------


                                 Not Applicable
------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

          On September 18, 1997, WellPoint Health Networks Inc., a Delaware corporation (the "Company"), was informed by the Blue Cross Blue Shield Association (the "BCBSA") that the Board of Directors of the BCBSA had approved a modification to the BCBSA's guidelines regarding equity ownership of publicly held BCBSA licensees. The Company currently has a license agreement (the "License Agreement") with the BCBSA granting the Company the exclusive right to use the Blue Cross name and mark in the State of California. Pursuant to the BCBSA's previous requirements, the Company's Certificate of Incorporation currently prohibits any person or related group of persons from beneficially owning five percent (5%) or more of the Company's outstanding voting securities (the "Ownership Limit"). This Ownership Limit may be changed only by written agreement between the Company and the BCBSA modifying the terms of the License Agreement.

          The amended BCBSA guidelines would, among other things, allow certain institutional investors (generally, entities identified in Rule 13d-1(b)(1)(ii) of the rules and regulations under the Securities Exchange Act of 1934) to beneficially own up to 10% of the outstanding voting securities of a BCBSA-licensed entity. The current limit, which is invoked when a person owns 5% or more, would continue to apply to all other stockholders. Ownership by any stockholder of voting securities of a BCBSA licensee in excess of such limits would subject such BCBSA licensee to immediate termination of its license.

          The Company expects to seek an appropriate amendment to the License Agreement to provide for an increase in the Ownership Limit for institutional investors as permitted by the modification to the BCBSA's guidelines. Until such time as an amendment to the License Agreement is signed and any other necessary steps are taken, the Company's current Ownership Limit of 5% will continue to apply to all stockholders, including institutional investors, other than the California HealthCare Foundation. The Company expects to seek an appropriate amendment to the License Agreement as expediently as possible, although there can be no assurances such modification will occur at all.

          Cautionary Statement: Certain statements contained in this document are forward-looking statements. Actual outcomes could differ due to, among other things, difficulties in amending appropriately the Company's license agreement with the Blue Cross Blue Shield Association.





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                                   SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 18, 1997



                                         WELLPOINT HEALTH NETWORKS INC.



                                         By: /s/ Thomas C. Geiser
                                            --------------------------------
                                         Name:  Thomas C. Geiser
                                         Title: Executive Vice President






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                               September 19, 1997



VIA EDGAR
---------


Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549


        RE:   WellPoint Health Networks Inc. / Current Report on Form 8-K


Ladies and Gentlemen:

        On behalf of WellPoint Health Networks Inc. (the "Company"), I am hereby transmitting for filing the Company's Current Report on Form 8-K dated September 18, 1997. Manually signed copies of the Form 8-K have been executed prior to the time of this electronic filing and will be retained by the Company for five years.

        If you have any questions with respect to this filing, please do not hesitate to contact me at (818) 703-3517.



                                              Very truly yours,



                                              Robert A. Kelly
                                              Senior Counsel



Enclosure

cc:   New York Stock Exchange, Inc.
      Thomas C. Geiser, Esq.
      William Hudson, Esq.